UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 17, 2020

Commission File Number: 1-11917

FBL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Iowa			42-1411715
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

5400 University Avenue,	West Des Moines,	Iowa	50266-5997
(Address of principal executive offices)			(Zip Code)

		(515)	225-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, without par value	FFG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 17, 2020, FBL Financial Group, Inc. (the “Company”) announced the appointment of Jay W. Seiboldt as Chief Operating Officer - Property Casualty Companies, effective March 1, 2020.

Mr. Seiboldt, age 60, has served as Vice President - Property Casualty Companies since 2019. He previously held various claims, operations and sales roles including Vice President - Claims, and Regional Vice President since joining FBL Financial Group in 1981.

A copy of the news release announcing the appointment of Mr. Seiboldt is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure

On February 17, 2020, the Company announced the appointment of Daniel M. Koster, 52, to its executive management team as Vice President - Marketing & Agency Services, effective March 1, 2020. Mr. Koster currently serves as FBL Financial Group’s Vice President Marketing & Sales Services, a position he has held since 2015. He has held various marketing positions since joining FBL Financial Group in 1998.

On February 17, 2020, the Company announced the appointment of Ronald L. Mead, 49, to its executive management team as Vice President - Sales & Distribution, effective March 1, 2020. Mr. Mead currently serves as FBL Financial Group’s Vice President Personal Lines & Agriculture, a position he has held since 2013. He has held various claims, operations and sales roles including Regional Vice President, and Business Unit Vice President since joining FBL Financial Group in 1992.

A copy of the news release announcing the appointments of Mr. Koster and Mr. Mead is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	News release of FBL Financial Group, Inc. dated February 17, 2020
104	Cover Page Interactive Data File formatted as iXBRL (Inline eXtensible Business Reporting Language) and contained in Exhibit 101.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2020                    FBL FINANCIAL GROUP, INC.

By    /s/ Donald J. Seibel
Donald J. Seibel
Chief Financial Officer